Acquisition - Schedule of Acquisition Date Fair Values of the Assets and Liabilities Acquired (Details) - Nov. 05, 2025 $ in Thousands, ¥ in Millions		USD ($)	CNY (¥)
Schedule of Acquisition Date Fair Values of the Assets and Liabilities Acquired [Abstract]
Intangible asset – Insurance brokerage license	[1]	$ 236
Total asset acquired		236
Total cash consideration		$ 236	¥ 1.7

[1]	The identifiable net assets acquired were nominal in nature, given that the Jiangxi Jiayi did not have substantive operations, employees, or material assets and liabilities at the acquisition date. As a result, no goodwill was recognized in connection with the acquisition, and substantially all of the purchase consideration was allocated to the insurance brokerage license.